Vanguard International Explorer Fund

Supplement Dated February 26, 2021, to the Prospectus and Summary Prospectus Dated February 26, 2021

Important Changes to Vanguard International Explorer Fund

Matthew Dobbs will retire from Schroder Investment Management North America Inc. (Schroders) as Head of Global Small Companies at the end of March 2021 and will no longer serve as a co-portfolio manager for the Schroders portion of Vanguard International Explorer Fund (the Fund).

Luke Biermann, who currently serves as a portfolio manager with Mr. Dobbs, will remain as portfolio manager of the Schroders portion of the Fund upon Mr. Dobbs' retirement. The Fund's investment objective, strategies, and policies will remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 126B 022021
Vanguard Marketing Corporation, Distributor.

Vanguard Whitehall Funds

Supplement Dated February 26, 2021, to the Statement of Additional Information Dated February 26, 2021

Important Changes to Vanguard International Explorer Fund

Matthew Dobbs will retire from Schroder Investment Management North America Inc. (Schroders) as Head of Global Small Companies at the end of March 2021 and will no longer serve as a co-portfolio manager for the Schroders portion of Vanguard International Explorer Fund (the Fund).

Luke Biermann, who currently serves as a portfolio manager with Mr. Dobbs, will remain as portfolio manager of the Schroders portion of the Fund upon Mr. Dobbs' retirement. The Fund's investment objective, strategies, and policies will remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 934B 022021